EXHIBIT 10.3

EXECUTIVE OFFICER COMPENSATION

2002 Stock Incentive Plan

On January 25, 2006, the Compensation Committee granted the below listed number of stock options and restricted stock to the following executive officers of the Company:

Executive Officer	Stock Options	Restricted Stock
Bobby S. Shackouls	85,000	20,000
Randy L. Limbacher	30,000	8,500
Steven J. Shapiro	30,000	8,500
L. David Hanower	20,000	6,500
John A. Williams	20,000	6,500
Mark E. Ellis	17,000	4,500
Joseph P.McCoy	17,000	4,500

Incentive Compensation Plan

On January 25, 2006, the Compensation Committee approved awards under the Incentive Compensation Plan to the following executive officers of the Company as follows:

Bobby S. Shackouls	$1,601,563
Randy L. Limbacher	$859,375
Steven J. Shapiro	$859,375

L. David Hanower $562,500

John A. Williams	$500,025
Mark E. Ellis	$330,000
Joseph P. McCoy	$326,666

2005 Performance Share Unit Plan

On January 25, 2006, the Compensation Committee vested the below listed number of performance share units previously granted to the following officers of the Company resulting in the below listed payouts:

Executive Officer	Number of Units Vested	Payout
Bobby S. Shackouls	50,000	$4,141,050
Randy L. Limbacher	17,500	$1,449,368
Steven J. Shapiro	17,500	$1,449,368
L. David Hanower	13,750	$1,138,789
John A. Williams	13,750	$1,138,789
Mark E. Ellis	10,000	$828,210
Joseph P. McCoy	10,000	$828,210